Exhibit 32

                     FIRST FEDERAL FINANCIAL SERVICES, INC.

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Larry W. Mosby, Chief Executive Officer, and Donald Engelke, Vice President and Chief Financial Officer, of First Federal Financial Services, Inc. (Company) each certify in his capacity as an officer of the Company that he has reviewed the Quarterly Report of the Company on Form 10-QSB for the quarter ended September 30, 2004 (Report) and that to the best of his knowledge:

      1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 By:
                                    --------------------------------------------
                                    Larry W. Mosby
                                    President and Chief Executive Officer


                                 By:
                                    --------------------------------------------
                                     Donald Engelke
                                     Vice President and Chief Financial Officer

Date: November 5, 2004


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